Filed pursuant to Rule 497(e)
File No. 333-167730

CORPORATE CAPITAL TRUST, INC.

Supplement dated August 29, 2011

To

Prospectus dated April 4, 2011

This supplement contains information that supplements and amends certain information contained in the accompanying prospectus of Corporate Capital Trust, Inc. dated April 4, 2011, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling (866) 650-0650. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

This supplement amends the indicated sections of the Prospectus as follows:

About this Prospectus

The “About this Prospectus” section of the prospectus is amended by adding the following as a new sentence at the end of the third paragraph:

In addition, if the net asset value per share were to decline below 95% of the public offering price net of sales load for ten continuous business days (for this purpose, any day on which the principal stock markets in the United States are open for business), then, unless and until our board of directors determines otherwise, we will voluntarily suspend selling shares in this offering until the net asset value per share is greater than 95% of the public offering price, net of sales load.

Prospectus Summary

The “Prospectus Summary” section of the Prospectus is amended by adding the following as a new sentence at the end of the first paragraph:

We refer to our wholly-owned special purpose financing subsidiary, CCT Funding LLC, as “CCT Funding.”

Risk Factors

The “Risk Factors” section of the Prospectus is amended by adding the following risk factor immediately after the risk factor captioned “If we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available for distribution to our shareholders, and result in losses.”:

The agreements governing CCT Funding’s revolving credit facility contain various covenants which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and our ability to pay distributions to our shareholders.

As previously reported, on August 22, 2011, our wholly-owned financing subsidiary, CCT Funding, entered into a revolving credit facility with Deutsche Bank AG, New York Branch, or Deutsche Bank. The agreements governing this facility contain default provisions such as:

•	the failure to make principal payments when due or interest payments within three business days of when due;

•	borrowings under the facility exceeding the applicable advance rates;

•	the purchase by CCT Funding of certain ineligible assets;

•	the insolvency or bankruptcy of us or CCT Funding;

•	the decline of CCT Funding’s net asset value below a specified threshold; and

•	fraud or other illicit acts by us, KKR or CNL in our or their respective investment advisory capacities.

An event of default under the facility may result, among other things, in the termination of the availability of further funds under the facility and an accelerated maturity date for all amounts outstanding under the facility. This could disrupt our business, reduce our revenues and, by delaying any dividends allowed to us under the facility until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business, make distribution payments to our shareholders and maintain our status as a RIC.

The agreements governing the facility also require CCT Funding to comply with certain operational covenants. These covenants require CCT Funding to, among other things, maintain eligible assets with an aggregate value equal to or exceeding a specified multiple of the borrowings under the facility. In addition, the occurrence of certain “Super-Collateralization Events” results in an increase of the collateral equity value that CCT Funding is required to maintain. Super-Collateralization Events include, among other things:

•	certain key employees ceasing to be directors, principals, officers or investment managers of KKR;

•	the bankruptcy or insolvency of KKR or CNL;

•	KKR’s ceasing to act as sub-advisor for us or CCT Funding, or CNL’s ceasing to act as investment adviser for us or CCT Funding;

•

our ceasing to act as CCT Funding’s investment manager, becoming bankrupt or insolvent, defaulting on certain material agreements or failing to maintain a net asset value above a specified threshold; and

•	fraud or other illicit acts by us, KKR or CNL in our or their respective investment advisory capacities.

A decline in the value of assets owned by CCT Funding or the occurrence of a Super-Collateralization Event under the facility could result in our being required to contribute additional assets to CCT Funding, which would likely disrupt our business and impact our ability to meet our investment objectives and pay distributions to our shareholders.

The failure to meet collateral requirements under the facility or the occurrence of any other event of default that results in the termination of the facility may force CCT Funding or us to liquidate positions at a time and/or at a price that is disadvantageous to us and could result in losses. In addition, upon the occurrence of an event of default under the facility, Deutsche Bank would have the right to the assets pledged as collateral supporting the amounts outstanding under the facility and could sell such assets in order to satisfy amounts due under the facility.

Each borrowing under the facility is subject to the satisfaction of certain conditions. We cannot assure that CCT Funding will be able to borrow funds under the facility at any particular time or at all. See “Discussion of Expected Operating Results—Financial Condition, Liquidity and Capital Resources” for a more detailed discussion of the terms of the facility.

The subsection captioned “The price which the investor pays for our shares may not reflect the current net asset value of the Company at the time of his or her subscription” in the “Risk Factors” section of the Prospectus is amended by adding a new penultimate sentence as follows:

In addition, if the net asset value per share were to decline below 95% of the public offering price net of sales load for ten continuous business days (for this purpose, any day on which the principal stock markets in the United States are open for business), then, unless and until our board of directors determines otherwise, we will voluntarily suspend selling shares in this offering until the net asset value per share is greater than 95% of the public offering price, net of sales load.

Company Profile

The “Company Profile” section of the Prospectus is amended by inserting a new subsection, immediately after the existing subsection captioned “Other Factors Affecting Portfolio Construction” and immediately before the existing subsection captioned “Shareholder Liquidity Strategy,” as follows:

Initial Investments

As of August 26, 2011, we have made investments into 75 debt positions across 68 portfolio companies. Our portfolio is composed of companies across multiple industries, ranging from a leading diversified media company based in the southern United States to a large privately owned full-line sporting goods retailer that is headquartered in the western United States.

Discussion of Expected Operating Results

The “Discussion of Expected Operating Results” section of the Prospectus is amended by replacing the second paragraph under the subsection captioned “Financial Condition, Liquidity and Capital Resources” with the following:

As previously reported, on August 22, 2011, our newly-formed, wholly-owned special purpose financing subsidiary, CCT Funding, entered into a credit facility with Deutsche Bank. Deutsche Bank is the sole initial lender and serves as administrative agent under the credit facility.

The credit facility provides for borrowings in an aggregate amount up to $75,000,000, with an accordion feature that can increase the aggregate maximum credit commitment up to $250,000,000, if exercised. CCT Funding may commence borrowing when its initial net asset value is established at $15,000,000. Prior to the time that CCT Funding’s net assets exceed $25,000,000, the credit facility will be provided by Deutsche Bank to CCT Funding on a non-committed basis. Once CCT Funding’s net assets exceed $25,000,000, the credit facility will be provided on a committed basis. If CCT Funding were to borrow under the credit facility, then, until CCT Funding’s net asset value is at least $25,000,000, we will be obligated under the terms of the credit facility to contribute to CCT Funding 80% of the proceeds of any additional equity capital raised by us (net of all sales load, selling costs and expenses, and excluding any distributions made by us to our shareholders).

We may contribute cash or securities to CCT Funding from time to time and will retain a residual interest in any assets contributed through our equity ownership of CCT Funding. CCT Funding may purchase additional investments from various sources. CCT Funding has appointed us to manage its portfolio of investments pursuant to the terms of an investment management agreement. CCT Funding’s obligations to Deutsche Bank are secured by a first priority security interest in substantially all of the assets of CCT Funding, including its portfolio of investments. The obligations of CCT Funding under the credit facility are non-recourse to us.

In connection with the first-priority security interest in substantially all of the assets of CCT Funding securing CCT Funding’s obligations to Deutsche Bank (the “pledged property”), all of the pledged property will be held in the custody of Deutsche Bank Trust Company Americas, as custodian (the “Custodian”). The Custodian will maintain and perform certain custodial services with respect to the pledged property pursuant to a custodial agreement among us, CCT Funding, Deutsche Bank, as administrative agent, and the Custodian. Generally, the Custodian will only be authorized to make distributions and payments from pledged property based on the written instructions of Deutsche Bank, in its capacity as administrative agent. As compensation for the services rendered by the Custodian, CCT Funding will pay the Custodian, on a quarterly basis, customary fee amounts and reimburse the Custodian for its reasonable out of pocket expenses. The custodial agreement and the obligations of the Custodian will continue until Deutsche Bank, as administrative agent, has determined that the specified release conditions (essentially, that the revolving credit commitments under the credit facility have expired or been terminated and all obligations of CCT Funding under the credit facility have been paid in full) have occurred, and has given written notice to that effect to the Custodian.

Pricing under the credit facility is based on a one-month adjusted London interbank offered rate for the relevant interest period, plus a spread of 1.70% per annum. Interest is payable monthly in arrears. Any amounts borrowed under the credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on August 22, 2013.

Borrowings under the credit facility will be subject to compliance with a borrowing base, pursuant to which the amount of funds advanced by Deutsche Bank to CCT Funding will vary depending upon the types of assets in CCT Funding’s portfolio. The occurrence of certain events described as “Super-Collateralization Events” in the credit agreement, which governs the credit facility, or a decline in CCT Funding’s net asset value below a specified threshold, results in a lowering of the amount of funds that Deutsche Bank will advance against such assets. Super-Collateralization Events include, without limitation:

•	certain key employees ceasing to be directors, principals, officers or investment managers of KKR;

•	the bankruptcy or insolvency of KKR or CNL;

•	KKR’s ceasing to act as sub-advisor for us or CCT Funding, or CNL’s ceasing to act as investment adviser for us or CCT Funding;

•

our ceasing to act as CCT Funding’s investment manager, becoming bankrupt or insolvent, defaulting on certain material agreements or failing to maintain a net asset value above a specified threshold; and

•	fraud or other illicit acts by us, KKR or CNL in our or their respective investment advisory capacities.

If we are removed as the investment manager of CCT Funding, the applicable interest rate may increase by up to 1.00% in addition to triggering a Super-Collateralization Event.

In connection with the credit facility, CCT Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default included in financing transactions, the credit facility contains the following events of default:

•	the failure to make principal payments when due or interest payments within three business days of when due;

•	borrowings under the credit facility exceeding the applicable advance rates;

•	the purchase by CCT Funding of certain ineligible assets;

•	the insolvency or bankruptcy of CCT Funding or us;

•	the decline of CCT Funding’s net asset value below a specified threshold; and

•	fraud or other illicit acts by us, KKR or CNL in our or their respective investment advisory capacities.

During the continuation of an event of default, CCT Funding must pay interest at a default rate.

Borrowings of CCT Funding will be considered borrowings by us for purposes of complying with the asset coverage requirements under the 1940 Act applicable to business development companies.

We may borrow additional funds to make investments, including before we have fully invested the proceeds of this offering, to the extent we determine that leveraging our portfolio would be appropriate. We have not decided whether, and to what extent, we will finance portfolio investments using debt or the specific form that any such financing would take. Accordingly, we cannot predict with certainty what terms any such financing would have or the costs we would incur in connection with any such arrangement. We currently do not anticipate issuing any preferred stock.

Suitability Standards

The “Suitability Standards” section of the Prospectus is amended by adding the following paragraph following the paragraph designated “Tennessee”:

Texas - Texas residents purchasing shares (i) must have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $250,000; and (ii) may not invest more than 10% of their net worth in us. For Texas residents, “net worth” does not include the value of one’s home, home furnishings or automobiles.

Plan of Distribution

The “Plan of Distribution” section of the Prospectus is amended by adding the following as a new final sentence to the second paragraph of the subsection captioned “Share Distribution Channels”:

As previously reported, on July 29, 2011, we, the Managing Dealer, and certain affiliated entities entered into a selected dealer agreement with Ameriprise Financial Services, Inc. pursuant to which Ameriprise Financial Services, Inc. has been appointed as a participating broker-dealer to solicit subscriptions for our sales of shares in this offering.

The “Plan of Distribution” section of the Prospectus is amended by replacing the first sentence of the fifth paragraph of the subsection captioned “Special Discounts” with the following:

If an investor purchases shares through one of these channels in this offering, we will sell the shares at a negotiated discount of 7%, 8% or 8.5% from the public offering price, reflecting that selling commissions, and in some cases a portion of the marketing support fee, will not be paid in connection with such purchases.

Tax Matters

The “Tax Matters” section of the Prospectus is amended by adding the following as a new paragraph immediately after the fifth paragraph of the subsection captioned “Taxation of U.S. Shareholders”:

Federal law will require us to report our shareholders’ cost basis, gain/loss, and holding period to the IRS on our shareholders’ Consolidated Form 1099s when “covered” securities are sold. For purposes of these reporting requirements, all of our shares acquired by non-tax exempt shareholders, including those acquired through our Distribution Reinvestment Plan, will be considered covered securities. We have chosen FIFO (first-in, first-out) as our standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way we will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing transaction prices, and the entire position is not sold at one time. Our standing tax lot identification method is the method covered securities will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than our standing method and will be able to do so from the time you are admitted as a shareholder up through and until the sale of the covered securities. For those securities defined as “covered” under current IRS cost basis tax reporting regulations, we are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. We are not responsible for the reliability or accuracy of the information for those securities that are not “covered.” We encourage you to refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances and any decisions you may make with respect to choosing a tax lot identification method.